SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported)               May 12, 1998
                                                --------------------------------


                              U.S. INDUSTRIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                     1-13736             22-3568449
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(State or other jurisdiction        (Commission        (I.R.S. Employer
    of incorporation)                 File No.)        Identification No.)



                              101 Wood Avenue South
                            Iselin, New Jersey 08830
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              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (732) 767-0700



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

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Effective May 12, 1998 (the "Effective Date of Dismissal"), U.S. Industries, Inc. (the "Company") dismissed Price Waterhouse LLP ("PW"), the prior certifying accountants of the consolidated Jacuzzi Companies ("Jacuzzi"). Ernst & Young LLP ("E&Y") has been and will continue to be the Company's principal auditor. However, subsequent to May 12, 1998, E&Y will no longer be relying upon the work of PW.

         The combined/consolidated financial statements of U.S. Industries Automotive Group and Jacuzzi during the two most recent years ended September 30, 1996 and 1997 did not contain an adverse opinion, or disclaimer of opinion, nor did PW qualify or modify their opinion as to uncertainty, audit scope or accounting principles. In addition, the report of E&Y on the Company for the last two years was unqualified.

         The decision to change accountants was ratified by the Audit Committee of the Company's Board of Directors.

         In connection with the audits of the two most recent fiscal years, and of the Effective Date of Dismissal, there have been no disagreements between the Company and PW on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

         PW has furnished the Company with a letter addressed to the Securities and Exchange Commission (the "Commission") stating that PW agrees with the statements made by the Company in this Item 4(a). A copy of the letter from PW to the Commission is filed as Exhibit 16 hereto.

(b) Effective May 12, 1998 (the "Effective Date of Engagement"), the Company engaged E&Y as its auditors for Jacuzzi.

         During the two most recent fiscal years prior to the Effective Date of Engagement and all subsequent interim periods preceding the date hereof, neither the Company nor any of its subsidiaries has consulted E&Y regarding any matters or events as set forth in Item 304(a)(2) of Regulation S-K.





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

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

(c) Exhibits. A letter from PW to the Commission dated May 19, 1998 has been filed as Exhibit 16 to this Current Report.




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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    U.S. INDUSTRIES, INC.


Dated:  May 19, 1998                By: /s/  Frank R. Reilly
                                            --------------------------------
                                      Name:  Frank R. Reilly
                                      Title: Senior Vice President
                                             and Chief Financial
                                             Officer (Principal
                                             Financial Officer)



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

                                    EXHIBITS



Exhibit No.                                 Exhibit
----------                                  -------

16                                          Letter of Price Waterhouse LLP dated
                                            May 19, 1998



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